UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 21, 2007
(Date of earliest event reported)

Corcept Therapeutics Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive Menlo Park, CA	94025
(Address of principal executive offices)	(zip code)

(650) 327-3270
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory statement: This Form 8-K/A if being filed solely for the purpose of correcting an error in the state of incorporation as reflected on the cover page of the Form 8-K filed on June 21, 2007.

Item 8.01 Other Events

On June 21, 2007 Corcept Therapeutics Incorporated issued a press release announcing positive results from its proof of concept study evaluating the ability of CORLUX® to mitigate weight gain associated with Olanzapine.

Item 9:01 Financial Statements and Exhibits.
(a)	Financial statements:
None
(b)	Pro forma financial information:
None
(c)	Shell company transactions:
None
(d)	Exhibits
99.1	Press Release of Corcept Therapeutics Incorporated dated June 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date: June 21, 2007	By:	/s/ Anne LeDoux
Anne LeDoux
Vice President & Controller

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Corcept Therapeutics Incorporated dated June 21, 2007